Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 11, 2014 (this “Amendment”), among SPECTRA ENERGY PARTNERS, LP, a Delaware limited partnership (the “Borrower”), Citibank, N.A., in its capacity as administrative agent under the Credit Agreement referred to below (the “Agent”) and the Lenders executing this Amendment on the signature pages hereto.

The Borrower, the Agent and certain Lenders party thereto prior to the date hereof (the “Existing Lenders”) are parties to an Amended and Restated Credit Agreement dated as of November 1, 2013 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement,” and as amended by this Amendment, the “Amended Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

In connection with the Amendment and the transactions contemplated hereby, each of J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and RBS Securities Inc. has been appointed as a Joint Lead Arranger and Joint Bookrunner (collectively, the “Joint Lead Arrangers”).

The Borrower and the Lenders party hereto wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment, but effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement shall be amended as follows:

2.01 References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02 Definitions.

(a) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical location:

“Anti-Corruption Laws” means all laws, rules, and regulations of any governmental authority that are applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery, money laundering, or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended from time to time.

“Impacted Interest Period” has the meaning assigned to such term in the definition of Eurodollar Rate.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the Screen Rate) determined by the Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which the Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the Screen Rate for the shortest period (for which the Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, and, in each case to the extent applicable, the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) in each case to the extent applicable, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Screen Rate” has the meaning assigned to such term in the definition of Eurodollar Rate.

(b) Section 1.01 of the Credit Agreement shall be amended by restating the pricing grid in the definition of “Applicable Margin” in its entirety to read as follows:

Level	Public Debt Rating (S&P/Moody’s/Fitch)	Eurodollar Margin	Base Rate Margin
Level 1	>A/A2/A	0.790%	0.000%
Level 2	> A-/A3/A-	0.900%	0.000%
Level 3	>BBB+/Baa1/BBB+	1.000%	0.000%
Level 4	>BBB/Baa2/BBB	1.075%	0.075%
Level 5	>BBB-/Baa3/BBB-	1.275%	0.275%
Level 6	<BBB-/Baa3/BBB-	1.450%	0.450%

(c) Section 1.01 of the Credit Agreement shall be amended by restating the pricing grid in the definition of “Applicable Percentage” in its entirety to read as follows:

Level	Public Debt Rating (S&P/Moody’s/Fitch)	Applicable Percentage
Level 1	> A/A2/A	0.085%
Level 2	>A-/A3/A-	0.100%
Level 3	>BBB+/Baa1/BBB+	0.125%
Level 4	>BBB/Baa2/BBB	0.175%
Level 5	>BBB-/Baa3/BBB-	0.225%
Level 6	<BBB-/Baa3/BBB-	0.300%

(d) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Eurodollar Rate” in its entirety to read as follows:

“Eurodollar Rate” means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, (a) the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion; in each case the “Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the Eurodollar Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement, divided by (b) one minus the Eurodollar Rate Reserve Percentage.

(e) Section 1.01 of the Credit Agreement shall be amended to amend the definition of “FATCA” by replacing the second “and” in the first sentence of the definition thereof with “,” and inserting the phrase, “and any intergovernmental agreement between the United States and another country to implement such Sections of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices officially adopted by a government or governmental authority pursuant to such intergovernmental agreement” at the end of such sentence immediately prior to the period.

(f) Section 1.01 of the Credit Agreement shall be amended to amend the definition of “Revolving Lenders” by inserting the phrase “or pursuant to an Accession Agreement” immediately following the first occurrence of the phrase, “pursuant to an Assignment and Acceptance” therein.

(g) Section 1.01 of the Credit Agreement shall be amended by restating the definition of “Termination Date” in its entirety to read as follows:

“Termination Date” means the earlier of December 11, 2019 (as such date may be extended pursuant to Section 2.05(e), but in no event later than December 11, 2021) and the date of termination in whole of the Revolving Commitments pursuant to Section 2.05 or 6.01.

2.03 Advances. Section 2.01 of the Credit Agreement shall be amended by replacing the phrase “of the Existing Credit Agreement” in the first sentence of clause (a) thereof with the word “hereof”.

2.04 Taxes. Section 2.15 of the Credit Agreement shall be amended as follows:

(a) By inserting in clause (e) thereof the phrase, “or to such Lender’s failure to comply with the provisions of Section 8.07(e) (relating to the maintenance of a Participant Register)” immediately following the phrase, “any governmental authority that are attributable to such Lender” in the first sentence of such clause (e);

(b) By restating clause (g) thereof in its entirety to read as follows:

“(g) Each Lender that is not a United States Person, as defined in Section 7701(a)(30) of the Internal Revenue Code (a “Foreign Lender”), shall, to the extent it is legally entitled to do so, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date it becomes a Lender under this Agreement in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), provide each of the Agent and the Borrower with (i) two duly completed and properly executed originals of United States Internal Revenue Service Forms W-8BEN, W-8BEN-E or W-8ECI or any applicable successor form, as the case may be, certifying that such Foreign Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes, (ii) in the case of a Foreign Lender claiming exemption from United States federal withholding tax under Section 881(c) of the Internal Revenue Code with respect to payments of “portfolio interest,” a statement substantially in the form of Exhibit E-1 and two duly completed and properly executed originals of

United States Internal Revenue Service Form W-8BEN or W-8BEN-E, or any applicable successor form, or (iii) to the extent such Foreign Lender is not the beneficial owner, two duly completed and properly executed originals of United States Internal Revenue Service Form W-8IMY, accompanied by United States Internal Revenue Service Forms W-8ECI, W-8BEN, W-8BEN-E or W-9, a statement substantially in the form of Exhibit E-3 or E-4, and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a statement substantially in the form of Exhibit E-2 on behalf of each such direct and indirect partner.”;

(c) By amending clause (l) thereof to replace the phrase, “indemnification payments or additional amounts giving rise to such refund had never been paid” at the end of the last sentence of such clause (l) with the phrase, “Tax or Other Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax or Other Tax had never been paid”;

(d) By inserting at the end of clause (m) thereof the phase, “and the term “applicable law” includes FATCA” at the end of such clause (m) immediately prior to the period; and

(e) By adding a new clause (n) at the end of such Section, which reads as follows:

“(n) For purposes of determining withholding taxes imposed under FATCA, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Borrower and the Agent to treat) this Agreement and any Advance as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

2.05 Representations and Warranties. Section 4.01 of the Credit Agreement shall be amended as follows:

(a) By replacing the reference to “2012” in clause (d)(iii) there with a reference to “2013”; and

(b) By adding a new clause (l) at the end of such Section, which reads as follows:

“(l) Anti-Corruption Laws and Sanctions. The Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws, the Patriot Act and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Borrower, any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary acting in any capacity in connection with or benefitting from the credit facility established hereby, is a Sanctioned Person.”

2.06 Negative Pledge. Section 5.07 of the Credit Agreement shall be amended as follows:

(a) By amending the lead-in to such covenant to (i) add “to secure Indebtedness” immediately after the reference to “Lien” therein, and (ii) to add “(for the avoidance of doubt, to the extent such Liens secure Indebtedness)” at the end thereof;

(b) By restating clause (i) thereof to read “[reserved]”;

(c) By restating clause (l) thereof to read “[reserved]”; and

(d) By restating clause (s) thereof to read “[reserved]”.

2.07 Use of Proceeds. Section 5.09 of the Credit Agreement shall be amended as follows:

(a) By inserting in the first sentence thereof “and Letters of Credit” immediately after the reference to “the Revolving Advances.”

(b) By adding the following sentence at the end thereof:

“No part of the proceeds of any Revolving Advances, Letter of Credit or Incremental Term Loans shall be used, directly, or with the knowledge of the Borrower, indirectly (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or the Patriot Act, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of the Patriot Act or any Sanctions applicable to any party hereto.”

2.08 Events of Default. Section 6.01 of the Credit Agreement shall be amended by inserting the phrase “or fourth” in clause (c) thereof immediately after the reference to “third” therein.

2.09 Exhibits. Each of Exhibits E-1, E-2, E-3 and E-4 to the Credit Agreement shall be amended to insert the phrase, “or W-8BEN-E (as applicable)” immediately after each reference to “W-8BEN” therein. Exhibit E-2 to the Credit Agreement shall be further amended by inserting the word, “income” immediately after the phrase, “U.S. federal” in clause (iv) of the second paragraph of such Exhibit.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agent that (a) the representations and warranties contained Section 4.01 of the Amended Credit Agreement are correct in all respects on the Amendment Effective Date (as defined below) (except for those representations and warranties that specifically relate to a prior date, which shall have been correct on such prior date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from giving effect to this Amendment.

Section 4. Conditions Precedent. The amendments set forth in Section 2 of this Amendment shall become effective, as of December 11, 2014, being the first date (the “Amendment Effective Date”) on which the following conditions precedent set forth in this Section 4 have been satisfied.

4.01 Counterparts. The Agent shall have received one or more counterparts of this Amendment, executed and delivered by the Borrower and each of the Lenders.

4.02 Corporate Documents and Opinions of Counsel. The Agent shall have received the following, each dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Agent:

(a) (I) an opinion of the internal legal counsel of the Borrower and (II) an opinion of Bracewell & Giuliani LLP, special counsel for the Borrower;

(b) certified copies of the resolutions of the Board of Directors or similar governing body of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) approving this Amendment and the Amended Credit Agreement, and of all documents evidencing other necessary corporate or other similar action and governmental approvals, if any, with respect to this Amendment;

(c) a certificate signed by the Chief Financial Officer or the Treasurer of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower), dated the Amendment Effective Date, to the effects set forth in clauses (a) and (b) of Section 3;

(d) a certificate of the Secretary or an Assistant Secretary of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) certifying the names and true signatures of the officers of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as General Partner of the Borrower) authorized to sign this Amendment and the other documents to be delivered hereunder; and

(e) all documents the Agent may have reasonably requested prior to the Amendment Effective Date relating to the existence of the Borrower, the corporate or other similar authority for and the validity of this Amendment and the Amended Credit Agreement, and any other matters relevant hereto.

4.03 Fees. The Agent and the Joint Lead Arrangers shall have received all fees and other amounts due and payable to them on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable and invoiced out-of-pocket fees, charges and expenses of a single counsel and of a single local counsel to the Agent and the Joint Lead Arrangers in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and such other counsel retained with the Borrower’s prior written consent (such consent not to be unreasonably withheld or delayed), required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.04 Know Your Customer. The Lenders shall have received, to the extent requested at least two (2) Business Days prior to the Amendment Effective Date, all documentation and other information reasonably requested by the Lenders or the Agent under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

Section 5. Deemed Assignments. Simultaneously with the Amendment Effective Date, any required assignments shall be deemed to be made in such amounts among the Revolving Lenders and from each Revolving Lender to each other Revolving Lender (including from any Revolving Lender that reduces its revolving commitment in connection with this Amendment), and any Existing Revolving Lender that is not a Revolving Lender hereunder shall be deemed to have assigned its Revolving Commitment and Advances to one or more Revolving Lenders hereunder, all as reasonably determined and managed by the Agent, in each case with the same force and effect as if such assignments were evidenced by applicable Assignments and Acceptances under the Credit Agreement, but without the payment of any related assignment fee. Notwithstanding anything to the contrary in the Credit Agreement or in this Amendment, no other documents or instruments, including any Assignment and Acceptance, shall be, or shall be required to be, executed in connection with the assignments set forth in this Section 5 (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption. On the Amendment Effective Date, (i) the applicable Revolving Lenders shall make full cash settlement with one another (including with any Revolving Lender whose revolving commitment is being decreased or any Existing Revolving Lender that is not a Revolving Lender), either directly or through the Agent, as the Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Commitments, such that after giving effect to such settlements the Pro Rata Share and Revolving Commitment of each Revolving Lender shall be as set forth opposite such Revolving Lender’s name on the signature pages hereof under the caption “Commitment” and (ii) each such Revolving Lender or Existing Revolving Lender shall be entitled to any reimbursement under Section 2.11 of the Credit Agreement or the Amended Credit Agreement, as applicable, with respect thereto.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower (a) ratifies, confirms and reaffirms all provisions of the Credit Agreement as amended by this Amendment, and (b) ratifies and confirms that all obligations of the Borrower under the Notes and the Credit Agreement as amended by this Amendment are not released, reduced, or otherwise adversely affected by this Amendment. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to any Revolving Lender, any Issuing Bank or the Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction and venue of the

United States District Court for the Southern District of New York and of any New York State court sitting in New York County, Borough of Manhattan, and any appellate court from any such federal or state court, for purposes of all suits, actions or legal proceedings arising out of or relating to this Amendment and the Amended Credit Agreement or the transactions contemplated hereby or thereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE BORROWER, THE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT OR THE NOTES OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECTRA ENERGY PARTNERS, LP, as Borrower

By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

	By:	/s/ Laura J. Buss Sayavedra
Name: Laura J. Buss Sayavedra
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$129,000,000	$100,000,000

CITIBANK, N.A., as the
Agent, as a Lender and as an Initial Issuing Bank

By:	/s/ Lisa Huang
Name:	Lisa Huang
Title:	Attorney-In-Fact

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$129,000,000	$0

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Bridget Killackey
Name:	Bridget Killackey
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$129,000,000	$50,000,000

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as an Initial Issuing Bank

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Authorised Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$129,000,000	$0

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$129,000,000	$100,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Initial Issuing Bank

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ VIPUL DHADDA
Name:	VIPUL DHADDA
Title:	AUTHORIZED SIGNATORY

By:	/s/ Sean MacGregor
Name:	Sean MacGregor
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$80,000,000	$0

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$40,000,000	$0

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$63,000,000	$0

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Keven Smith
Name:	Keven Smith
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$40,000,000	$0

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Keith Burson
Name:	Keith Burson
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$120,000,000	$0

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$13,000,000	$0

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$13,000,000	$0

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$13,000,000	$0

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

Commitment:	Letter of Credit Commitment:
$13,000,000	$0

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ DEBBI L. BRITO
Name:	DEBBI L. BRITO
Title:	AUTHORIZED SIGNATORY

Total Commitments:	Total Letter of Credit Commitments:
$2,000,000,000.00	$250,000,000.00

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement